Annual Meeting of Shareholders New Hyde Park Inn May 19, 2004 Long Island's Premier Community Bank www.astoriafederal.com

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $22.7 billion in assets $11.5 billion in deposits 8.3% deposit market share in Long Island market - Largest thrift depository Serves 700,000 customers/consumers Book value per common share: $19.61 Tangible book value per common share: $17.09 Insider & ESOP stock ownership: 16% $2.7 billion market cap 10+ years as a public company - enhancing shareholder value All figures in this presentation are as of March 31, 2004 and all market data and IBES consensus are as of April 30, 2004, except as noted. NYSE: AF

Enhancing Shareholder Value - 1993 - 2003 Assets increased 445% to $22.5 billion Deposits increased 286% to $11.2 billion Deposit market share in Long Island market increased 260% to 8.3% - Largest thrift depository on Long Island Mortgage Loan Portfolio increased 713% to $12.2 billion 1-4 family origination volume increased 1767% to 5.6 billion Multifamily/CRE origination volume increased to $1.7 billion from just $21 million Quarterly cash dividend increased 400% to $0.25 Market capitalization increased 700% to 2.9 billion at year-end

Comparative Ten Year Total Returns AF Dow Jones S & P 500 Personal 536 238 183 ($ in millions) CAGR = 20%

1997 1998 1999 2000 2001 2002 2003 3/31/2004 Stock Repurchased 86 102 262 346 636 846 1042 1081 Dividends 24 57 106 155 210 275 340 359 Cumulative Cash Returned to Shareholders (In Millions) $110 $159 $368 $846 $1,121 $501 Over $1.4 billion returned to shareholders in the past 7+ years $1,382 $1,440 # of Shares Repurchased: 4.4M 0.7M 8.5M 5.2M 10.3M 7.3M 7.1M 1.0M Average Price: $19.27 $24.47 $18.72 $16.21 $28.06 $28.98 $27.63 $39.03

Dividend Growth 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004* Customer Service & Loan Fees 0.1 0.215 0.28 0.4 0.48 0.51 0.61 0.77 0.86 1 CAGR = 29% * Assumes dividend of $0.25 per share for the remaining three quarters of 2004.

Retail ESOP Officers & Directors Institutions East 15 10 6 69 West North Ownership Profile March 31, 2004 Shares Outstanding: 78,231,048

A Simple Formula for Enhancing Shareholder Value Retail Banking - Premier community bank on Long Island Full provider of quality financial services and products Anytime/Anywhere banking, 24/7, multi-channel distribution network Extended hours, Saturday & Sunday banking Dominant market share in core market - Largest thrift depository, fourth largest bank/thrift depository Mortgage Lending - 1-4 Family, Multifamily and CRE Expertise Portfolio lender, not a mortgage banker No dependence on gain on sale of loans revenue Multiple loan delivery channels enhance efficiency & flexibility - Retail, broker and correspondent network - No production machine to feed - Significantly reduces expense risk in a slower mortgage market Double-digit loan portfolio growth will resume as interest rates rise and refinance cash flows recede Operating Efficiency Focus on Core Business

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio - Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency - Retail* - Commissioned representatives/brokers-originations in 19 states* - Third party originators - correspondent relationships in 44 states* Secondary marketing capability - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio - Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards.

1-4 Family Mortgage Loan Originations By Product Type 2000 2001 2002 2003 1Q03 1Q04 3/1 ARM 299.8 578 1211 1004 175 203 5/1 ARM 1307 2122 2040 3050 761 252 Other ARM 484 737 719 844 246 92 Other 279.2 500 556 674 285 70 $1.2B $3.9B $4.5B (In Millions) $2.4B $5.6B Net portfolio growth: +$843.5 M +$254.7 M ($895.7) M ($238.3) M ($315.2) M ($70.3) M Weighted Avg. Portfolio Coupon at Period End 7.33% 7.01% 6.33% 5.26% 6.10% 5.18% $617.3M

Solid and growing Multifamily/CRE portfolio $3.2 billion in portfolio - Weighted Average Coupon at March 31, 2004: 6.18% Conservative underwriting - Average LTV < 65% Average loan in portfolio < $1 million Approximately 90% of multifamily portfolio is subject to rent control or stabilization 13% annualized growth 1Q04 Multifamily/Commercial Real Estate Lending Note: LTV is based on current principal balances and original appraised values.

2000 2001 2002 2003 1Q03 1Q04 Multifamily 204.9 413.5 750.2 1231.9 170.615 169.833 CRE 109.5 178.2 260 418.1 64.667 70.194 Multifamily/Commercial Real Estate Originations (In Millions) $314.5 $591.8 Originations include mixed use property loans. $1,010.2 $235.3 $1,650.1 $240.0

Multifamily/CRE Portfolio Growth 3/31/00 3/31/01 3/31/02 3/31/03 3/31/04 Multifamily 0.644828 0.845858 1.197358 1.717637 2.303535 CRE 0.455849 0.514723 0.62596 0.74077 0.906262 ($ in billions) % of total loans 10% 12% 15% 21% 25% $1.1 $1.4 $1.8 $2.5 CAGR = 31% Average loan balance outstanding is < $1 million. $3.2

Minimal credit risk Conservative underwriting, top quality loans, low LTVs 1Q04 net charge-offs less than one basis point No sub-prime lending 99+% of all loans secured by real estate Strong reserves Allowance for loan losses/non-performing loans: 337% Low delinquency trends Top quality MBS portfolio Primarily agency, agency-backed or 'AAA' rated Asset Quality Focus

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 7 18 4 71 Low Credit Risk Loan Portfolio Composition At March 31, 2004 Excludes loans held for sale; LTV based on current principal balance and original appraised value. Average LTV: 63.5% Total Portfolio: $12.7 billion Commercial R/E - 7% Average LTV: 62.7% Multifamily - 18% Average LTV: 64.6% One-to-Four Family - 71% Average LTV: 63.3% Home Equity & Other - 4%

NPA to Total Assets vs. Peers 2000 2001 2002 2003 2004* All U.S. Thrifts 0.0032 0.0038 0.0039 0.0038 0.0038 NY Thrifts 0.0035 0.0032 0.0039 0.0028 0.0028 AF 0.0018 0.0018 0.0016 0.0014 0.0012 * Most recent data available for All US Thrifts and NY Thrifts is as of December 31, 2003. AF data is as of March 31, 2004. Source: SNL Financial - Median Ratios.

Net Charge-offs/Average Loans vs. Peers 2001 2002 2003 2004* All U.S. Thrifts 0.0006 0.0008 0.0006 0.0006 NY Thrifts 0.0005 0.001 0.0005 0.0005 AF 0.0001 0.0001 0 0 * Most recent data available for All US Thrifts and NY Thrifts is for the year ended December 31, 2003. AF is for the quarter ended March 31, 2004. Source: SNL Financial - Median Ratios.

1-4 Family Delinquency Ratios: AF vs. MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 3.86 4.28 3.59 3.63 3.11 3.28 3.3 3.12 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 3.61 3.87 3.15 3.39 2.96 3.04 3.07 3.13 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 1.28 1.41 1.2 1.31 1.23 1.2 0.81 Source: MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans. :

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #4- all financial institutions

Leading Retail Banking Franchise $11.5 billion in deposits, 86 banking office network Serving the Long Island market since 1888 Low cost/stable source of funds - average rate: 1.96% Core Deposits represent 49% of Deposits, or $5.6 billion Checking accounts total $1.5 billion, or 27% of core deposits Pro-active sales culture Banking offices with high average deposits contribute to efficiency Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $134 Million Westchester Offices (3) - Average Deposits of $132 Million Alternative delivery channels ATM's, telephone and Internet banking

Strong Position in Core Market Brooklyn, Queens, Nassau and Suffolk Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2003. (Dollars in millions) Market Average Institution Deposits Share Branches Deposits 1. North Fork/GreenPoint $20,520 15.7% 196 $105 2. Chase 20,441 15.7 148 138 3. Citigroup 15,289 11.7 140 109 4. ASTORIA 10,869 8.3 83 131 5. Washington Mutual 9,209 7.1 81 114 6. NY Community 8,978 6.9 99 91 7. HSBC 8,858 6.8 91 97 8. Fleet/BAC 6,624 5.1 109 61 9. Bank of New York 3,978 3.1 108 37 10. Independence /SIB 3,667 2.8 35 105 Total - Core Market $ 130,403 1,412 The combined population of these four counties (7.6 million) exceeds the population of 39 individual U.S. states

Checking Account Growth 36891 37256 37621 37986 38077 Personal - 11% CAGR 924 1086 1224 1303.087295 1297.482944 Business - 34% CAGR 81 114 159 190.322705 207.567056 ($ in millions) $1,505 $1,493 $1,383 $1,200 $1,005 CAGR = 13% Average Rate: 0.06%

G&A Expense Ratio(4) 2000 2001 2002 2003 2004* All U.S. Thrifts 1.76 1.73 1.74 1.63 1.63 NY Thrifts 1.93 1.82 1.8 1.7 1.7 AF 0.85 0.79 0.88 0.91 1.02 * Most recent data available for All US Thrifts and NY Thrifts is for the year ended December 31, 2003. AF is for the quarter ended March 31, 2004. Source: SNL Financial - Median Ratios

Interest Rate Risk Management Borrowings Weighted Average Weighted Average Refinanced Rate Term 4Q03 $ 900 Million 2.63% 2.7 years 1Q04 $2,400 Million 2.71% 3.3 years Subtotal $3,300 Million 2.69% 3.1 years CD Activity CD's Weighted Average Weighted Average Issued Rate Maturity 4Q03 $ 834 Million 2.10% 18 months 1Q04 $1,508 Million 2.51% 22 months Subtotal $2,342 Million 2.36% 21 months Total Refinanced - Last 6 Months $5.6 Billion 2.55% 2.5 years Term Borrowing Activity

Balance Sheet Repositioning (In Billions) 12/31/99 03/31/04 Loans MBS vs. 12/31/99 03/31/04

Balance Sheet Repositioning (In Billions) 12/31/99 03/31/04 12/31/99 03/31/04 vs. Deposits Borrowings

Full Year Financial Highlights Diluted earnings per share $ 2.49 $ 2.85 Return on average assets 0.87% 1.12% Return on average equity 13.26% 15.87% Return on average tangible equity 15.15% 18.00% Net interest margin 1.78% 2.23% Cash dividend increased 10% Repurchased 7.1 million shares at a cost of $196 million, or $27.63/share 2003 2002

First Quarter Financial Highlights Diluted earnings per share $0.71 $0.63 Return on average equity 15.05% 13.58% Return on average tangible equity 17.31% 15.63% Net interest margin 2.14% 1.74% Mortgage loan volume $ 867 M $ 1.5 B Increased quarterly cash dividend 14% to $0.25 Repurchased 1.0 million shares at a cost of $39.03 per share Outlook 1Q04 4Q03 * As of May 18, 2004

Well Positioned for the Future Strong balance sheet - superior asset quality Solid growth in earnings projected in 2004 Attractive banking franchise Dominant deposit market share in core market Superior operating efficiency Well capitalized Proactive Capital Management Stock repurchase program in place 29% compounded annual growth in dividend* Over $1.4 billion returned to shareholders in the past 7+ years * 1Q04 dividend annualized.

Long Island's Premier Community Bank www.astoriafederal.com